          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                   EXHIBIT 10.18

                             PERSONAL & CONFIDENTIAL
                                   MEMORANDUM
--------------------------------------------------------------------------------


TO:
FROM:             George Manning
DATE:
SUBJECT:          1999 Management Incentive Program

--------------------------------------------------------------------------------


The amount of bonus you may be eligible to earn under the Management Incentive Program in 1999 will be dependent on the consolidated net income achieved by the Corporation for calendar year 1999. Consolidated net income means the consolidated net profits of the Corporation and its subsidiaries after payment by the Corporation of bonuses to all employees of the Corporation, contributions by the Corporation to the Retirement Plan on behalf of all employees of the corporation (in the United States who are eligible to participate in the Retirement Plan), and before payment by the Corporation of all income taxes.

If our consolidated net income for 1999 ends up less than ***********, you will not earn a bonus. If the consolidated net income is ************ or greater, you will earn a bonus in the amount shown on the attached table. However, in no event can your bonus exceed 200% of your targeted bonus for 1999.

In order to receive a payout under this Plan, we must be successful in keeping our non-direct employment at current levels and maintaining tight controls over our spending. In addition, our 1999 net sales must meet or exceed our 1998 net sales. For example, if our annual net sales for 1999 were approximately equal to our annual net sales for 1998, you could receive approximately 10% of your targeted bonus amount. If we were able to grow our net 1999 sales to approximately *** more than our net 1998 sales, you could receive approximately 50% of your targeted bonus amount. And at *** growth over last year, with good cost control measures in place, you could expect to receive your full targeted bonus amount. The consolidated net income objectives are based on current financial conditions. Significant changes in those conditions could cause our net income objectives to be appropriately revised based on new circumstances.

In order to participate in this management Incentive Program, you must be actively employed by MKS Instruments, Inc. as of December 31, 1999.

       THIS INFORMATION IS EXTREMELY CONFIDENTIAL AND SHOULD BE TREATED AS
                  SUCH. YOU SHOULD NOT DIVULGE THIS INFORMATION
                   INSIDE OR OUTSIDE OF MKS INSTRUMENTS, INC.


GM: 99-4200:jg
Attachments
                                     Six Shattuck Road, Andover, MA 01810
logo                                 Telephone (978) 975-2350 Fax (978) 975-3756

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
                EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.
                            PERSONAL & CONFIDENTIAL

                        1999 MANAGEMENT INCENTIVE PROGRAM
                CALENDAR YEAR 1999 CONSOLIDATED NET PROFIT TABLE
                         (JANUARY 1 - DECEMBER 31, 1999)


         YOUR TARGET BONUS IS 40% OF YOUR 1999 BASE COMPENSATION, WHICH
            WILL BE FULLY ACHIEVED IF CONSOLIDATED NET INCOME BEFORE
                 TAXES REACHES ****M. AT ****M CONSOLIDATED NET
                   INCOME BEFORE TAXES, YOU WOULD RECEIVE 200%
                      OF YOUR TARGET BONUS, WHICH WOULD BE
                       80% OF YOUR 1999 BASE COMPENSATION.


             Consolidated Net Income %*                          Percent of Target Bonus Earned
             --------------------------                          ------------------------------
                    < $********                                                0%
                    $**********                                               10%
                    $**********                                               25%
                    $**********                                               35%
                    $**********                                               50%
                    $**********                                               65%
                    $**********                                               75%
                    $**********                                               90%
                    $**********                                               100%
                    $**********                                               125%
                    $**********                                               150%
                    $**********                                               175%
                    >$*********                                               200%

*Consolidated net income worldwide, before taxes.


        THIS INFORMATION IS EXTREMELY CONFIDENTIAL AND SHOULD BE TREATED
                AS SUCH. YOU SHOULD NOT DIVULGE THIS INFORMATION
                   INSIDE OR OUTSIDE OF MKS INSTRUMENTS, INC.